EXHIBIT 10.23



                                    PSC INC.
                               PSC SCANNING, INC.
                                 675 Basket Road
                             Webster, New York 14580



                                                               December 29, 1997


JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY
JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
200 Clarendon Street
Boston, Massachusetts  02117

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
LINCOLN NATIONAL INCOME FUND, INC.
c/o Lincoln Investment Management, Inc.
200 East Berry Street
Renaissance Square
Ft. Wayne, Indiana  46802

SECURITY-CONNECTICUT CORPORATION
SECURITY-CONNECTICUT LIFE INSURANCE COMPANY
20 Security Drive
Avon, Connecticut  06001

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
c/o Alliance Capital Management L.P.
1345 Avenue of the Americas, 37th Floor
New York, New York  10105

Re:      Consent and Waiver Under Securities Purchase Agreements and Warrants

Ladies and Gentlemen:

         PSC INC., a New York corporation (the "Holding Company"), and PSC SCANNING, INC., a Delaware corporation (formerly named SpectraScan, Inc.) and a Wholly-Owned Subsidiary of the Holding Company (the "Operating Company") (the Holding Company and the Operating Company are sometimes collectively referred to herein as the "Companies" and each as a "Company"), jointly and severally agree with you as follows:

         1. Definitions. Reference is hereby made to those certain Securities Purchase Agreements dated July 12, 1996, as amended by Amendment No. 1 to Securities Purchase Agreements dated October 10, 1996, Amendment No. 2 and Waivers Under Securities Purchase Agreements dated as of July 4, 1997 and Amendment No. 3 to Securities Purchase Agreements and Warrants dated August 18, 1997 (as the same may be amended, modified or supplemented from time to time, the "Securities Purchase Agreements"), among the Holding Company, the Operating Company and each of you. Capitalized terms used herein without definition have the meanings ascribed to them in the Securities Purchase Agreements.

         2. Consent to Rights Plan.

                  (a) Reference is hereby made to the Summary of Rights to Purchase Preferred Stock, a true, correct and complete copy of which is attached hereto as Exhibit A (the "Summary"), the Rights Agreement referred to in the Summary, a true, correct and complete copy of which is attached hereto as Exhibit B (the "Rights Agreement"), and the Certificate of Amendment referred to in the Summary, a true, correct and complete copy of which is attached hereto as Exhibit C (the "Certificate of Amendment").

                  (b) Each of you hereby (i) consents to the declaration of the dividend of the Rights (as defined in the Summary) in accordance with the Summary and Rights Agreement and to the amendment of the Company's Organizational Documents as provided in the Certificate of Amendment and (ii) waives any breach of section 14.6 or 14.16 of the Securities Purchase Agreements arising solely on account thereof; provided that nothing herein shall be deemed to be (x) a consent to any other transaction, including, without limitation, any other issuance of securities by the Holding Company in connection with or related to the Rights or otherwise, or (y) a waiver of any right of any holder of any Warrant to any adjustment to the Exercise Price or the number of Warrant Shares issuable upon exercise of the Warrants which may be required under the terms of the Warrants on account of the issuance of the Rights or the Units (each as defined in the Summary) or any other related transaction or event.

                  (c) The Holding Company agrees that (i) the holders of the Warrants will be entitled to such adjustments as are provided for under the terms of the Warrants upon the issuance of the Rights and/or upon the exercise of the Rights, (ii) all such adjustments will be satisfactory to the Required Holders of the Warrants at the time outstanding and (iii) the Warrants and the Warrant Shares shall not be included in any determination of whether any Person or Persons constitute an Acquiring Person (as defined in the Summary).


         3.   No Default, Representations and Warranties, etc.

                  (a) The Companies represent and warrant that, except as otherwise modified by (i) the documents referred to in section 5(a)(i) of Amendment No. 3 to Securities Purchase Agreements and Warrants dated August 18, 1997, (ii) the projections referred to on Exhibit B attached to Amendment No. 2 and Waivers under Securities Purchase Agreements dated as of July 4, 1997, (iii) the information delivered to the Purchasers on June 11, 1997, which is attached to Amendment No. 2 and Waivers Under Securities Purchase Agreements dated as of July 4, 1997 as Exhibit C, and (iv) the following documents filed by the Holding Company with the Commission under the Exchange Act: (A) Form 10-Q for the quarters ended July 4, 1997 and October 3, 1997 and (B) Form 8-K filed on September 24, 1997, the representations and warranties contained in the Securities Purchase Agreements and the other Operative Documents are in all material respects correct on and as of the date hereof as if made on such date (except to the extent affected by the consummation of transactions permitted by the Securities Purchase Agreements). The Companies further represent and warrant that, after giving effect to the provisions of this Letter Agreement, no Default or Event of Default exists.

                  (b) The Companies each ratify and confirm the Securities Purchase Agreements and each of the other Operative Documents to which each is a party and agree that each such agreement, document and instrument is in full force and effect, that its obligations thereunder and under this Letter Agreement are its legal, valid and binding obligations enforceable against it in accordance with the terms thereof and hereof and that it has no defense, whether legal or equitable, setoff or counterclaim to the payment and performance of such obligations.

                  (c) The Companies agree that (i) if any default shall be made in the performance or observance of any covenant, agreement or condition contained in this Letter Agreement or in any agreement, document or instrument executed in connection herewith or pursuant hereto or (ii) if any representation or warranty made by the Companies herein or therein shall prove to have been false or incorrect on the date as of which made, the same shall constitute an Event of Default under the Securities Purchase Agreements and the other Operative Documents and, in such event, you and each other holder of any of the Notes shall have all rights and remedies provided by law and/or provided or referred to in the Securities Purchase Agreements and the other Operative Documents. The Companies further agree that this Letter Agreement is an Operative Document and all references thereto in the Securities Purchase Agreements and in any other of the other Operative Documents shall include this Letter Agreement.

         4. Payment of Transaction Costs. The Companies shall pay all reasonable fees and disbursements incurred by you in connection herewith, including, without limitation, the reasonable fees, expenses and disbursements of your special counsel.

         5. Governing Law. This Letter Agreement, including the validity hereof and the rights and obligations of the parties hereunder, shall be construed in accordance with and governed by the domestic substantive laws of the State of New York without giving effect to any choice of law or conflicts of law provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.

         6. Miscellaneous. The headings in this Letter Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. This Letter Agreement embodies the entire agreement and understanding among the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof. In case any provision in this Letter Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. This Letter Agreement may be executed in any number of counterparts and by the parties hereto on separate counterparts but all such counterparts shall together constitute but one and the same instrument.



            [The remainder of this page is intentionally left blank.]

         If you are in  agreement  with the  foregoing,  please sign the form of agreement on the accompanying counterpart hereof, whereupon this Letter Agreement shall become a binding agreement under seal among the parties hereto. Please then return one of such counterparts to the Companies.

                                Very truly yours,

                                 PSC INC.



                                 By: _____________________________
                                                         (Title)

                               PSC SCANNING, INC.



                                 By: _____________________________
                                                         (Title)


         Each of the undersigned (a) acknowledges and assents to the terms and provisions of the foregoing Letter Agreement and (b) ratifies and confirms each of the Operative Documents to which it is a party and agrees that each such Operative Document is in full force and effect, that its obligations thereunder are its legal, valid and binding obligations enforceable against it in accordance with the terms thereof and that it has no defense, whether legal or equitable, setoff or counterclaim, to the payment and performance of such obligations.

                              INSTAREAD CORPORATION



                                 By: _____________________________
                                                           (Title)


                              PSC AUTOMATION, INC.
                              (formerly named Laserdata Corporation)



                                 By: _____________________________
                                                           (Title)

                            LASERDATA HOLDINGS, INC.



                                By: _____________________________
                                                           (Title)


                            PSC S.A., INC.



                                By: _____________________________
                                                           (Title)


                           PSC SCANNING SYSTEMS, INC.



                                By: _____________________________
                                                          (Title)



The foregoing is hereby accepted and agreed to:

JOHN HANCOCK MUTUAL LIFE
   INSURANCE COMPANY



By:  _____________________________
                                            (Title)


JOHN HANCOCK VARIABLE LIFE
   INSURANCE COMPANY



By:  _______________________________
                                            (Title)

THE LINCOLN NATIONAL LIFE
   INSURANCE COMPANY

By:    Lincoln Investment Management, Inc.
       Its Attorney-in-Fact



       By:  ___________________________
                                            (Title)


LINCOLN NATIONAL INCOME FUND, INC.



By:  _______________________________
                                            (Title)


RELIASTAR FINANCIAL CORP., as successor
   to Security-Connecticut Corporation



By:  _______________________________
                                            (Title)


SECURITY-CONNECTICUT LIFE
   INSURANCE COMPANY



By:  _______________________________
                                            (Title)


THE EQUITABLE LIFE ASSURANCE
   SOCIETY OF THE UNITED STATES



By:  _______________________________
                                            (Title)